                                                                    EXHIBIT 1(k)

                       FIRST AMENDMENT DATED JUNE 2, 2003

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Janus Adviser Aggressive Growth Fund as "Janus Adviser Mid Cap Growth Fund;" (ii) the redesignation of Janus Adviser International Fund as "Janus Adviser International Growth Fund;" (iii) the merger of Janus Adviser Strategic Value Fund into Janus Adviser Mid Cap Value Fund and the abolishment and rescission of Janus Adviser Strategic Value Fund as a series of the Trust; and (iv) the abolishment and rescission of Janus Adviser High-Yield Fund as a series of the Trust:

                                   SCHEDULE A


Series of the Trust                                          Available Classes
-------------------                                          -----------------
Janus Adviser Balanced Fund                                  Class I Shares
                                                             Class C Shares

Janus Adviser Capital Appreciation Fund                      Class I Shares
                                                             Class C Shares

Janus Adviser Core Equity Fund                               Class I Shares
                                                             Class C Shares

Janus Adviser Flexible Income Fund                           Class I Shares
                                                             Class C Shares

Janus Adviser Growth Fund                                    Class I Shares
                                                             Class C Shares

Janus Adviser Growth and Income Fund                         Class I Shares
                                                             Class C Shares

Janus Adviser International Growth Fund                      Class I Shares
                                                             Class C Shares

Janus Adviser International Value Fund                       Class I Shares
                                                             Class C Shares

Janus Adviser Mid Cap Growth Fund                            Class I Shares
                                                             Class C Shares

Janus Adviser Mid Cap Value Fund                             Class I Shares
                                                             Class C Shares

Janus Adviser Money Market Fund                              Class I Shares
                                                             Class C Shares

Janus Adviser Risk-Managed Large Cap Core Fund               Class I Shares
                                                             Class C Shares

Janus Adviser Risk-Managed Large Cap Growth Fund             Class I Shares
                                                             Class C Shares

Janus Adviser Small Cap Value Fund                           Class I Shares
                                                             Class C Shares

Janus Adviser Worldwide Fund                                 Class I Shares
                                                             Class C Shares

[SEAL]